SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

AMENDMENT NO. [ ]

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by
Rule 14a-6(e)(2))
[ ]    Definitive Proxy Statement
[X]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Section 240.14a-12

PRINCIPAL FUNDS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules
14a-6(i)(1) and 0-11.
1)    Title of each class of securities to which transaction applies:
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3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)    Proposed maximum aggregate value of transaction:
5)    Total fee paid:
[ ]    Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)    Amount Previously Paid:
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4)    Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 25, 2019. Meeting Information PRINCIPAL FUNDS, INC. Meeting Type: Joint Annual Meeting For holders as of: February 21, 2019 Date: April 25, 2019 Time: 10:00 a.m. Central Time Location: Principal Funds, Inc. 655 9th Street Des Moines, Iowa 50392 You are receiving this communication because you hold and PROXY TABULATOR are entitled to vote shares in the fund named above. P.O. BOX 9112 FARMINGDALE, NY 11735 This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. E58965-P19823

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 11, 2019 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Refer to the instructions above on how to receive a paper or e-mail copy of these documents.

E58966-P19823

Voting Items THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING: 1. Election of the Board of Directors (Shareholders of all Funds). Independent Directors and Nominees: 01) Elizabeth Ballantine 06) Tao Huang 02) Leroy T. Barnes, Jr. 07) Karen McMillan 03) Craig Damos 08) Elizabeth A. Nickels 04) Mark A. Grimmett 09) Mary M. VanDeWeghe 05) Fritz S. Hirsch Interested Director and Nominees: 10) Michael J. Beer 11) Timothy M. Dunbar 12) Patrick G. Halter 4. Approval of the ability of Principal Global Investors, LLC to enter into and/or materially amend agreements with wholly-owned affiliated sub-advisors, as defined in the proposal, on behalf of the Fund without obtaining shareholder approval (Group A Funds, as set forth in the proposal, only). 5. Approval of the ability of Principal Global Investors, LLC to enter into and/or materially amend agreements with majority-owned affiliated sub-advisors, as defined in the proposal, on behalf of the Fund without obtaining shareholder approval (Group A Funds, as set forth in the proposal, only). 6a. Approval of an amended fundamental investment restriction relating to commodities for the Fund (each Fund). 6c. Approval of an amended fundamental investment restriction relating to concentration for the Fund (Group B Funds, as set forth in the proposal, only). Transact such other business as may properly come before the Meeting or any adjournments or postponements thereof. E58967-P19823

Voting Items THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING: 1. Election of the Board of Directors (Shareholders of all Funds). Independent Directors and Nominees: 01) Elizabeth Ballantine 06) Tao Huang 02) Leroy T. Barnes, Jr. 07) Karen McMillan 03) Craig Damos 08) Elizabeth A. Nickels 04) Mark A. Grimmett 09) Mary M. VanDeWeghe 05) Fritz S. Hirsch Interested Director and Nominees: 10) Michael J. Beer 11) Timothy M. Dunbar 12) Patrick G. Halter 4. Approval of the ability of Principal Global Investors, LLC to enter into and/or materially amend agreements with wholly-owned affiliated sub-advisors, as defined in the proposal, on behalf of the Fund without obtaining shareholder approval (Group A Funds, as set forth in the proposal, only). 5. Approval of the ability of Principal Global Investors, LLC to enter into and/or materially amend agreements with majority-owned affiliated sub-advisors, as defined in the proposal, on behalf of the Fund without obtaining shareholder approval (Group A Funds, as set forth in the proposal, only). 6a. Approval of an amended fundamental investment restriction relating to commodities for the Fund (each Fund). Transact such other business as may properly come before the Meeting or any adjournments or postponements thereof. E58968-P19823

Voting Items THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING: 1. Election of the Board of Directors (Shareholders of all Funds). Independent Directors and Nominees: 01) Elizabeth Ballantine 06) Tao Huang 02) Leroy T. Barnes, Jr. 07) Karen McMillan 03) Craig Damos 08) Elizabeth A. Nickels 04) Mark A. Grimmett 09) Mary M. VanDeWeghe 05) Fritz S. Hirsch Interested Director and Nominees: 10) Michael J. Beer 11) Timothy M. Dunbar 12) Patrick G. Halter 4. Approval of the ability of Principal Global Investors, LLC to enter into and/or materially amend agreements with wholly-owned affiliated sub-advisors, as defined in the proposal, on behalf of the Fund without obtaining shareholder approval (Group A Funds, as set forth in the proposal, only). 5. Approval of the ability of Principal Global Investors, LLC to enter into and/or materially amend agreements with majority-owned affiliated sub-advisors, as defined in the proposal, on behalf of the Fund without obtaining shareholder approval (Group A Funds, as set forth in the proposal, only). 6a. Approval of an amended fundamental investment restriction relating to commodities for the Fund (each Fund). 6b. Approval of an amended fundamental investment restriction relating to diversification for the California Municipal Fund (California Municipal Fund only). 6c. Approval of an amended fundamental investment restriction relating to concentration for the Fund (Group B Funds, as set forth in the proposal, only). Transact such other business as may properly come before the Meeting or any adjournments or postponements thereof. E58969-P19823

Voting Items THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING: 1. Election of the Board of Directors (Shareholders of all Funds). Independent Directors and Nominees: 01) Elizabeth Ballantine 06) Tao Huang 02) Leroy T. Barnes, Jr. 07) Karen McMillan 03) Craig Damos 08) Elizabeth A. Nickels 04) Mark A. Grimmett 09) Mary M. VanDeWeghe 05) Fritz S. Hirsch Interested Director and Nominees: 10) Michael J. Beer 11) Timothy M. Dunbar 12) Patrick G. Halter 2. Approval of a new Sub-Advisory Agreement with Principal Real Estate Investors, LLC for the Diversified Real Asset Fund (Diversified Real Asset Fund only). 4. Approval of the ability of Principal Global Investors, LLC to enter into and/or materially amend agreements with wholly-owned affiliated sub-advisors, as defined in the proposal, on behalf of the Fund without obtaining shareholder approval (Group A Funds, as set forth in the proposal, only). 5. Approval of the ability of Principal Global Investors, LLC to enter into and/or materially amend agreements with majority-owned affiliated sub-advisors, as defined in the proposal, on behalf of the Fund without obtaining shareholder approval (Group A Funds, as set forth in the proposal, only). 6a. Approval of an amended fundamental investment restriction relating to commodities for the Fund (each Fund). Transact such other business as may properly come before the Meeting or any adjournments or postponements thereof. E58970-P19823

Voting Items THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING: 1. Election of the Board of Directors (Shareholders of all Funds). Independent Directors and Nominees: 01) Elizabeth Ballantine 06) Tao Huang 02) Leroy T. Barnes, Jr. 07) Karen McMillan 03) Craig Damos 08) Elizabeth A. Nickels 04) Mark A. Grimmett 09) Mary M. VanDeWeghe 05) Fritz S. Hirsch Interested Director and Nominees: 10) Michael J. Beer 11) Timothy M. Dunbar 12) Patrick G. Halter 6a. Approval of an amended fundamental investment restriction relating to commodities for the Fund (each Fund). 6c. Approval of an amended fundamental investment restriction relating to concentration for the Fund (Group B Funds, as set forth in the proposal, only). Transact such other business as may properly come before the Meeting or any adjournments or postponements thereof. E58971-P19823

Voting Items THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING: 1. Election of the Board of Directors (Shareholders of all Funds). Independent Directors and Nominees: 01) Elizabeth Ballantine 06) Tao Huang 02) Leroy T. Barnes, Jr. 07) Karen McMillan 03) Craig Damos 08) Elizabeth A. Nickels 04) Mark A. Grimmett 09) Mary M. VanDeWeghe 05) Fritz S. Hirsch Interested Director and Nominees: 10) Michael J. Beer 11) Timothy M. Dunbar 12) Patrick G. Halter 3. Approval of a new Sub-Advisory Agreement with Finisterre Capital LLP for the Global Diversified Income Fund (Global Diversified Income Fund only). 6a. Approval of an amended fundamental investment restriction relating to commodities for the Fund (each Fund). 6c. Approval of an amended fundamental investment restriction relating to concentration for the Fund (Group B Funds, as set forth in the proposal, only). Transact such other business as may properly come before the Meeting or any adjournments or postponements thereof. E58972-P19823

Voting Items THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING: 1. Election of the Board of Directors (Shareholders of all Funds). Independent Directors and Nominees: 01) Elizabeth Ballantine 06) Tao Huang 02) Leroy T. Barnes, Jr. 07) Karen McMillan 03) Craig Damos 08) Elizabeth A. Nickels 04) Mark A. Grimmett 09) Mary M. VanDeWeghe 05) Fritz S. Hirsch Interested Director and Nominees: 10) Michael J. Beer 11) Timothy M. Dunbar 12) Patrick G. Halter 6a. Approval of an amended fundamental investment restriction relating to commodities for the Fund (each Fund). 6d. Approval of an amended fundamental investment restriction relating to concentration for the Fund (Group C Funds, as set forth in the proposal, only). Transact such other business as may properly come before the Meeting or any adjournments or postponements thereof. E58973-P19823

Voting Items THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING: 1. Election of the Board of Directors (Shareholders of all Funds). Independent Directors and Nominees: 01) Elizabeth Ballantine 06) Tao Huang 02) Leroy T. Barnes, Jr. 07) Karen McMillan 03) Craig Damos 08) Elizabeth A. Nickels 04) Mark A. Grimmett 09) Mary M. VanDeWeghe 05) Fritz S. Hirsch Interested Director and Nominees: 10) Michael J. Beer 11) Timothy M. Dunbar 12) Patrick G. Halter 6a. Approval of an amended fundamental investment restriction relating to commodities for the Fund (each Fund). Transact such other business as may properly come before the Meeting or any adjournments or postponements thereof. E58974-P19823

Voting Items THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING: 1. Election of the Board of Directors (Shareholders of all Funds). Independent Directors and Nominees: 01) Elizabeth Ballantine 06) Tao Huang 02) Leroy T. Barnes, Jr. 07) Karen McMillan 03) Craig Damos 08) Elizabeth A. Nickels 04) Mark A. Grimmett 09) Mary M. VanDeWeghe 05) Fritz S. Hirsch Interested Director and Nominees: 10) Michael J. Beer 11) Timothy M. Dunbar 12) Patrick G. Halter 4. Approval of the ability of Principal Global Investors, LLC to enter into and/or materially amend agreements with wholly-owned affiliated sub-advisors, as defined in the proposal, on behalf of the Fund without obtaining shareholder approval (Group A Funds, as set forth in the proposal, only). 5. Approval of the ability of Principal Global Investors, LLC to enter into and/or materially amend agreements with majority-owned affiliated sub-advisors, as defined in the proposal, on behalf of the Fund without obtaining shareholder approval (Group A Funds, as set forth in the proposal, only). 6a. Approval of an amended fundamental investment restriction relating to commodities for the Fund (each Fund). 6d. Approval of an amended fundamental investment restriction relating to concentration for the Fund (Group C Funds, as set forth in the proposal, only). Transact such other business as may properly come before the Meeting or any adjournments or postponements thereof. E58975-P19823

Approved - Solicitation Script Principal Funds. Meeting Date: April 25, 2019 Toll Free Number: 844-749-3636 Inbound Greeting: Thank you for calling the Proxy Services Center for Principal Funds. My name is <Agent Name> on a recorded line. How may I help you today? General Outbound Greeting: Hello, may I please speak with Mr./Ms. <full name as it appears on registration>? Hello Mr./Ms. <Shareholder’s Last Name>. My name is <agent name> and I am a proxy voting specialist calling on a recorded line on behalf of Principal Funds. I’d like to confirm that you have received the proxy materials for the Shareholder meeting scheduled for April 25, 2019. Have you received proxy materials? Near Meeting Date Outbound Greeting: Hello, may I please speak with Mr./Ms. <full name as it appears on registration>? Hello Mr./Ms.<Shareholder’s last name>. My name is <agent name> and I am a proxy voting specialist calling on a recorded line on behalf of Principal Funds. I’d like to confirm that you have received the proxy materials for the joint annual meeting of shareholder scheduled in just a few days on April 25, 2019. Have you received proxy materials? Adjournment Outbound Greeting: Hello, may I please speak with Mr./Ms. <full name as it appears on registration>? Hi Mr. /Ms. , my name is <Agent Name> and I am a proxy voting specialist calling on a recorded line on behalf of Principal Funds. Due to the lack of shareholder voting, the Shareholder meeting has been adjourned to <date/time>. Have you received proxy materials? Voting: Principal Funds’ board of directors recommends a vote IN FAVOR of the proposals. Would you like to vote along with the recommendations of the board for all of your accounts? Thank you, I am recording your <for, against, abstain> vote. For confirmation purposes, may I please have you state your full name? 1 | Page

And according to our records, you currently reside in <read street address, city, and state > is this information correct? For confirmation purposes, please state your zip code. Thank you. You will receive a confirmation of your vote within 5 days. If you have questions, please contact us at this toll-free number 844-749-3636. That’s 844-749-3636. Mr./Ms. <Shareholder’s Last Name>, your vote is important and your time is appreciated. Thank you and have a good <day, evening, night>. If Unsure of voting or does not want to vote along with the recommendation of the Board: Would you like me to review the proposals with you? <After review, ask them if they would like to vote now over the phone>. If not received/Requesting material to be re-mailed: I can resend the proxy materials to you, or I can review the proposals with you and record your vote immediately by phone. <Pause for response> After review, ask them if they would like to vote now over the phone: Principal Funds’ board of directors recommends that you vote “FOR” the proposals. Would you like to vote along with the recommendations of the Board for all your accounts? If they don’t want proposals reviewed: Do you have an email address this can be sent to? <If yes, enter the email address in the notes and read it back phonetically to the shareholder.> Thank you. You should receive the proxy materials shortly and the materials will inform you of the methods available to cast your vote, one of which is to call us back at 844-749-3636. That’s 844-749-3636. If Not Interested: I am sorry for the inconvenience. As a shareholder, your vote is very important. Please fill out and return your proxy card at your earliest convenience. If you would rather not do that, you can always vote via the other methods outlined in the proxy materials. Could I cover those with you now? Thank you again for your time today and have a wonderful day/evening. Registered holder wants a new proxy card/or their control number <send complete contact information name, address, control #, & shares to Broadridge>: Your control number can be found on your proxy card. If you’d like, I can arrange to have a new proxy card sent to you. However, I can record your voting instructions now so that they will be represented at the shareholder meeting. Principal Funds’ board of directors is recommending you vote FOR the proposals… 2 | Page

Beneficial holder wants a new VIF/or their control number: Your control number can be found on your Vote Instruction Form. You can contact your broker/financial advisor and they can arrange to have a new voting instruction form sent to you. However, I can record your voting instructions right now so that it will be represented at the shareholder meeting. Principal Funds’ board of directors is recommending you vote FOR the proposals… ANSWERING MACHINE MESSAGE: Hello, my name is <Agent Name> and I am a proxy voting specialist on a recorded line calling on behalf of Principal Funds. You should have received proxy material electronically or in the mail about the Shareholder meeting coming up on April 25, 2019. Your vote is very important. Please sign, date and mail as soon as possible your proxy card in the postage-paid envelope provided. If you have questions, would like to vote over the telephone, or need new proxy materials, call toll-free at 844-749-3636, Monday through Friday, 9AM to 10PM Eastern Time. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter. AUTOMATED ANSWERING MACHINE MESSAGE: Hello, this is the Proxy Services Center calling on a recorded line with an important message on behalf of Principal Funds. You should have received proxy material via mail or e-mail about Shareholder meeting coming up on April 25, 2019. Your vote is very important. Please sign, date and mail as soon as possible your proxy card in the postage-paid envelope provided. If you have questions, would like to vote over the telephone or need new proxy materials, call toll-free at 844-749-3636, Monday through Friday, 9AM to 10PM Eastern Time. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter. FUND RECORDED ANSWERING MACHINE MESSAGE 1: Hello, this is <Fund Representative> calling you on a recorded line with an important message about your investment with Principal Funds. You should have received proxy material via mail or e-mail about the Shareholder meeting coming up on April 25, 2019. Your vote is very important. Please sign, date and mail your proxy card as soon as possible in the postage-paid envelope provided. If you have questions, call toll-free at 844-749-3636, Monday through Friday, 9AM to 10PM Eastern Time. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter. 3 | Page

FUND RECORDED ANSWERING MACHINE MESSAGE 2: Hello, this is <Fund Representative> calling you on a recorded line with an important message about your investment with Principal Funds. You should have received proxy material via mail or e-mail about the Shareholders meeting coming up on April 25, 2019. The meeting date is fast approaching and we need your help. Your vote is very important. Please sign, date and promptly mail your proxy card as soon as possible in the postage-paid envelope provided. If you have questions call toll-free at 844-749- 3636, Monday through Friday, 9AM to 10PM Eastern Time. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter. FUND RECORDED ANSWERING MACHINE MESSAGE 3: Hello, this is <Fund Representative> calling you on a recorded line with an urgent message about your investment with Principal Funds. You have probably received several messages about your vote for the Shareholder meeting. That is because the meeting date is just a few days away on April 25, 2019. Your vote is very important. Please sign, date and promptly mail your proxy card in the postage-paid envelope provided. If you have any questions, call toll-free at 844-749-3636, Monday through Friday, 9AM to 10PM Eastern Time. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter. INBOUND - CLOSED RECORDING: Thank you for calling the Proxy Services Center for Principal Funds. Our offices are now closed. Thank you for calling again during our normal business hours which are, Monday through Friday, 9AM to 10PM Eastern Time. We look forward to helping you. Thank you. INBOUND - CALL IN QUEUE MESSAGE: Thank you for calling the Proxy Services Center for Principal Funds. Our proxy specialists are currently assisting other shareholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received. END OF CAMPAIGN MESSAGE: Thank you for calling the Proxy Services Center for Principal Funds. The Shareholder meeting has been held and as a result, this number is no longer in service for proxy related calls. If you have questions about your investment, please contact your Financial Advisor or Principal Funds directly. Thank you and have a nice day. 4 | Page